SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2012

JOLLEY MARKETING, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

664 South Alvey Dr., Mapleton, UT		84664
(Address of principal executive offices)		(Zip Code)

(801) 489-4802
(Registrant’s telephone number, including area code)

Item 4.01

Changes in Registrant’s Certifying Accountant.

On or about August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the principal accountant for Jolley Marketing, Inc. (the "Company") ceased its accounting practice for SEC reporting companies.  At or about the same time Anderson Bradshaw PLLC (“Anderson Bradshaw”) was established as a successor firm to CVB to continue performing audits for SEC reporting companies. As Anderson Bradshaw is viewed as a separate legal entity, the Company dismissed CVB as its principal accountant and engaged Anderson Bradshaw, as the Company's principal accountant for the Company's fiscal year ending December 31, 2012 and the interim periods for 2012. The decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of CVB, on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Company’s ability to continue as a going concern.

There were no disagreements between the Company and CVB, for the two most recent fiscal years and any subsequent interim period through August 1, 2012 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVB, would have caused them to make reference to the subject matter of the disagreement in connection with its report.  Further, CVB has not advised the Company that:

1)

internal controls necessary to develop reliable financial statements did not exist; or

2)

information has come to the attention of CVB which made it unwilling to rely upon management's representations, or made it unwilling to  be associated with the financial statements prepared by management; or

3)

the scope of the audit should be expanded significantly, or information has come to the attention of CVB that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2012.

On or about August 1, 2012 the Company engaged Anderson Bradshaw as its principal accountant to audit the Company's financial statements as successor to CVB.  During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Anderson Bradshaw regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be  rendered on the Company's financial statements, nor did the entity of Anderson Bradshaw provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Anderson Bradshaw on any matter that was the subject of a disagreement or a reportable event.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from CVB Dated August 7, 2012 Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOLLEY MARKETING, INC.

Date: August 7, 2012

By /s/ Steven L. White

Steven L. White

President